Exhibit 99.2

N E W S R E L E A S E

Centene Corporation Commences Tender Offer for Any and All 4.75% Senior Notes Due 2025

ST. LOUIS (February 10, 2021) — Centene Corporation (NYSE: CNC) (“Centene” or the “Company”) announced today that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 4.75% Senior Notes due 2025 (the “2025 Notes”). The Tender Offer is being made on the terms and subject to the conditions set forth in the Offer to Purchase dated February 10, 2021 (the “Offer to Purchase”) and the related letter of transmittal and notice of guaranteed delivery (collectively, the “Offer Documents”).

The Tender Offer will expire at 5:00 p.m., New York City time, on February 17, 2021, unless extended or earlier terminated as described in the Offer to Purchase (such time and date, as the same may be extended, the “Expiration Time”). Holders of the 2025 Notes (“Holders”) may withdraw their validly tendered 2025 Notes as described below. Holders are urged to read the Offer Documents carefully before making any decision with respect to the Tender Offer.

Certain information regarding the 2025 Notes and the Tender Offer Consideration is set forth in the table below.

Title of Security	CUSIP / ISIN Nos.	Principal Amount Outstanding	Tender Offer Consideration(1)
4.75% Senior Notes due 2025	15135BAJ0 / US15135BAJ08 15135BAP6 / US15135BAP67 15135BAN1 / US15135BAN10 U13905AF8 / USU13905AF88	$2,200,000,000	$1,025.85

(1) Per each $1,000 principal amount of the Notes validly tendered at or prior to the Expiration Time or the Guaranteed Delivery Time (as defined in the Offer Documents) pursuant to the guaranteed delivery procedures and accepted for purchase.

Holders will also receive accrued and unpaid interest on the 2025 Notes validly tendered and accepted for purchase from the January 15, 2021 interest payment date up to, but not including, the date on which the Company makes payment for such 2025 Notes, which date is anticipated to be February 22, 2021.

Holders who validly tender (and do not validly withdraw) their 2025 Notes at or prior to the Expiration Time or pursuant to the guaranteed delivery procedures described in the Offer Documents, will be eligible to receive in cash the Tender Offer Consideration.

Holders who validly tender their 2025 Notes may validly withdraw their tendered 2025 Notes at any time prior to the earlier of (i) the Expiration Time and (ii) if the Tender Offer is extended pursuant to the terms of the Offer Documents, the 10th business day after commencement of the Tender Offer. Notes may also be validly withdrawn at any time after the 60th business day after commencement of the Tender Offer if for any reason the Tender Offer has not been consummated within 60 business days after commencement.

The Tender Offer is subject to the satisfaction or waiver of certain conditions, including a condition pursuant to which the Company will not be required to accept for purchase any 2025 Notes that are tendered in the Tender Offer, unless the Offering (as defined below) is consummated. On the date hereof, the Company announced an offering of $2,200,000,000 of senior notes due 2031 (the “New Notes”), which is expected to close on February 17, 2021 (the “Offering”). The Offering is not conditioned on the completion of the Tender Offer.

The Company has engaged BofA Securities (the “Dealer Manager”) to serve as sole dealer manager in connection with the Tender Offer, and has appointed Global Bondholder Services Corporation (“GBSC”) to serve as the tender agent and information agent for the Tender Offer. For additional information regarding the terms of the Tender Offer, please contact BofA Securities via email at debt_advisory@bofa.com or via telephone at (980) 388-0539 (collect). Copies of the Offer Documents are available via the Tender Offer website at https://www.gbsc-usa.com/centene/ or by contacting GBSC in New York via email at contact@gbsc-usa.com or via telephone at (212) 430-3774 (banks and brokers) or (866) 470-4200 (all others).

The Company expressly reserves the right, in its sole discretion, at any time or from time to time, regardless of whether or not the conditions set forth in the Offer to Purchase for the Tender Offer has been satisfied, subject to applicable law and the terms and conditions described in the Offer Documents, to extend the Expiration Time for the Tender Offer, or to amend in any respect or to terminate the Tender Offer, by giving written or oral notice of such extension, amendment or termination to GBSC.

The Company intends to issue today a notice of conditional redemption to redeem any remaining 2025 Notes not tendered and accepted for purchase pursuant to the Tender Offer, in accordance with the terms set forth in the indenture governing the 2025 Notes. The redemption of the 2025 Notes will also be subject to the satisfaction or waiver of certain conditions, including the consummation of the Offering in an aggregate principal amount of at least $2.2 billion, and timing of the redemption is subject to change.

Neither the Company, its board of directors, the Dealer Manager, GBSC nor the trustee for the 2025 Notes, or any of their respective affiliates, is making any recommendation as to whether Holders should tender any 2025 Notes in response to the Tender Offer. Holders must make their own decision as to whether to tender any of their 2025 Notes and, if so, the principal amount of 2025 Notes to tender.

This press release is neither an offer to purchase nor a solicitation of an offer to sell any of the 2025 Notes, or an offer to sell or a solicitation of an offer to purchase the New Notes pursuant to the Offering nor is it a solicitation for acceptance of the Tender Offer, nor shall it constitute a notice of redemption under the indentures governing the 2025 Notes. The Company is making the Tender Offer only by, and pursuant to the terms of, the Offer Documents. The Tender Offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

About Centene Corporation

Centene Corporation, a Fortune 50 company, is a leading multi-national healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams – to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also serves several international markets, and contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and the development of its people, systems and capabilities so that it can better serve its members, providers, local communities, and government partners.

Cautionary Statements on Forward-Looking Statements of Centene Corporation

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Centene Corporation and its subsidiaries (the “Company”, “our”, or “we”) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about Centene’s intended use of proceeds from this offering, including in connection with the redemption of the 2025 Notes, future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of Centene’s proposed acquisition of Magellan Health Inc., a Delaware corporation (“Magellan Health,” and such proposed acquisition, the “Magellan Acquisition”), Centene’s recently completed acquisition of WellCare Health Plans, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“WellCare,” and such acquisition, the “WellCare Acquisition”), other recent and future acquisitions, investments and the adequacy of Centene’s available cash resources.

These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene in light of Centene’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this communication are based on information available to Centene on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this communication. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including but not limited to: the impact of the novel strain of coronavirus (“COVID-19”) on global markets, economic conditions, the healthcare industry and Centene’s results of operations and the response by governments and other third parties; the risk that regulatory or other approvals required for the Magellan Acquisition may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and our resources or otherwise have an adverse effect on Centene; the risk that Magellan Health’s stockholders do not approve the definitive merger agreement; the possibility that certain conditions to the consummation of the Magellan Acquisition will not be satisfied or completed on a timely basis and accordingly the Magellan Acquisition may not be consummated on a timely basis or at all; uncertainty as to the expected financial performance of the combined company following completion of the Magellan Acquisition; the possibility that the expected synergies and value creation from the Magellan Acquisition or the WellCare Acquisition will not be realized, or will not be realized within the applicable expected time periods; the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Magellan Acquisition; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Magellan Acquisition or that the integration of Magellan Health will be more difficult or time consuming than expected; the risk that potential litigation in connection with the Magellan Acquisition may affect the timing or occurrence of the Magellan Acquisition or result in significant costs of defense, indemnification and liability; a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness; the possibility that competing offers will be made to acquire Magellan Health; the inability to retain key personnel; disruption from the announcement, pendency, completion and/or integration of the Magellan Acquisition or the integration of the WellCare Acquisition, or similar risks from other acquisitions we may announce or complete from time to time, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act (“ACA”) and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the ACA and any regulations enacted thereunder that may result from changing political conditions, the new administration or judicial actions, including the ultimate outcome in “Texas v. United States of America” regarding the constitutionality of the ACA; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; Centene’s ability to adequately price products; tax matters; disasters or major epidemics; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of pending or future legal and regulatory proceedings or government investigations; challenges to Centene’s contract awards; cyber-attacks or other privacy or data security incidents; the possibility that the expected synergies and value creation from acquired businesses, including businesses Centene may acquire in the future, will not be realized, or will not be realized within the expected time period; the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions; disruption caused by significant completed and pending acquisitions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; restrictions and limitations in connection with Centene’s indebtedness; Centene’s ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (“CMS”) star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to us; inflation; foreign currency fluctuations; and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission (“SEC”). This list of important factors is not intended to be exhaustive. Centene discusses certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s prospectus supplement for the offering described herein and filings with the SEC, including Centene’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to Centene’s future performance, including without limitation Centene’s ability to maintain adequate premium levels or Centene’s ability to control its future medical and selling, general and administrative costs.

Media, Marcela Manjarrez Hawn, (314) 445-0790, mediainquiries@centene.com

Investors, Jennifer Lynch Gilligan, (212) 549-1306, investors@centene.com